Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

           The undersigned, Peter Zachariou, the Chief Executive Officer and Principal Executive Officer of VYCOR MEDICAL, INC. (the “Company”), DOES HEREBY CERTIFY that:

           1.  The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

           2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

           IN WITNESS WHEREOF, each of the undersigned has executed this statement this 13 day of November 13th, 2015.

                                                                /s/ Peter Zachariou
                                                                Peter Zachariou
                                                                Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to VYCOR MEDICAL, INC. and will be retained by VYCOR MEDICAL, INC. and furnished to the Securities and Exchange Commission or its staff upon request.